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                                 EXHIBIT 10.24

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                              GENERAL ASSIGNMENT

     This Assignment dated September 30, 1996 is from Seattle FilmWorks, Inc., a Washington corporation ("Parent"), to OptiColor, Inc., a Washington corporation ("OptiColor") and Seattle FilmWorks Manufacturing Company, a Washington corporation ("SFW Manufacturing").

                                 RECITAL
                                 -------

     Pursuant to Stock Exchange Agreements of even date herewith between Parent and each of Opticolor and SFW Manufacturing, Parent has concurrently herewith assigned, transferred, conveyed and delivered to OptiColor and SFW Manufacturing certain assets related to Parent's business in exchange for shares of the common stock of OptiColor and SFW Manufacturing, respectively.

                                 AGREEMENT
                                 ---------

     1. Parent does hereby assign, transfer, deliver and set over unto OptiColor and its successors and assigns forever all of Parent's right, title and interest in and to the following agreements (collectively, the "Agreements"):

     a. Nonexclusive Distribution Agreement, dated May 6, 1994, by and between ADCAM, Incorporated and Seattle FilmWorks, Inc.

     b. Distributor Agreement, dated December 30, 1994, by and between Seattle FilmWorks, Inc. and AMT Corporation.

     c. Purchase and Sale Agreement, dated December 16, 1993, between Private Label Film, Inc., Steve Burrows, Chris Burrows, Christopher Crounse, Steven Crounse, Randy Krantz and Robert Waye and Seattle FilmWorks, Inc.

     d. Distribution Agreement, dated September 15, 1994 between New Moss, Inc. and Seattle FilmWorks, Inc.

     2. OptiColor hereby assumes, and agrees to hold Parent harmless from, and shall hereafter fully and faithfully discharge as they become due, all obligations to be performed by Parent under the Agreements after the date hereof.

     3. Parent does hereby agree to use its best efforts to add OptiColor and SFW Manufacturing as parties to the following agreements:

     a. Agreement, dated July 13, 1992, between Seattle FilmWorks, Inc. and Jack Paden dba Functional Forms.

     b. Sales Contract, dated August 18, 1995 between Seattle FilmWorks, Inc. and Agfa Division of Bayer Corporation.

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     c.   Supplement to Seattle FilmWorks Contract dated August 18, 1995, dated
          March 29, 1996 signed by Case H. Kuehn and Urs W. Stampfli.

     4. Parent does hereby assign, transfer, deliver and set over unto OptiColor and its successors and assigns forever all of the assets and liabilities set forth on Exhibit A hereto and OptiColor hereby assumes, and
                         ---------
agrees to hold Parent harmless from, and shall thereafter discharge as they become due, all liabilities set forth on Exhibit A.
                                         ---------

     5. Parent does hereby assign, transfer, deliver and set over unto SFW Manufacturing and its successors and assigns forever all of the assets and liabilities set forth on Exhibit B hereto and SFW Manufacturing hereby assumes,
                         ---------
and agrees to hold Parent harmless from, and shall thereafter discharge as they become due, all liabilities set forth on Exhibit B.
                                         ---------
     6. Parent hereby warrants to OptiColor and SFW Manufacturing and their successors and assigns that Parent is hereby assigning and transferring to OptiColor and SFW Manufacturing as of the date hereof good and marketable title to such property, [free and clear of all liens, security interests, encumbrances and rights of others.] Parent covenants that it will warrant and defend such title against all claims and demands whatsoever.

     7. Parent shall, at any time and from time to time hereafter, but only upon the request of OptiColor and/or SFW Manufacturing do, execute, acknowledge and deliver or shall cause to be done, executed, acknowledged and delivered all such further reasonable acts, assignments, transfers, conveyances, assurances and other instruments as may be reasonably required for the transferring, conveying, assigning, delivering, assuring and assisting in collecting and reducing to the possession of OptiColor and/or SFW Manufacturing of any and all of the assets listed on Exhibit A and Exhibit B and the Agreements. The parties
                        ---------     ---------
further agree to perform or cause to be performed at and after the date hereof any and all further acts as may be reasonably necessary to consummate the transactions contemplated hereby.

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     IN WITNESS WHEREOF, the parties hereby execute this Agreement.

SEATTLE FILMWORKS, INC.


By:   /s/ Gary Christophersen
Title:  President

SEATTLE FILMWORKS MANUFACTURING COMPANY


By:  /s/ Case H. Kuehn
Title:  Vice President/Treasurer

OPTICOLOR, INC.


By:  /s/ Mickey Lass
Title:  President

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                                   EXHIBIT A
                ASSETS AND LIABILITIES TRANSFERRED TO OPTICOLOR


                        Trade Receivables - - $772,465
                           Inventories - - $732,484
                  Fixed Assets (personal property) - - $7,384
                           Deposits/prepaid expenses
                       Noncompete Agreement - - $751,336
                           Liabilities - - <$41,832>


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                                   EXHIBIT B
                     ASSETS AND LIABILITIES TRANSFERRED TO
                               SFW MANUFACTURING


                        Trade Receivables - - $867,670
                           Inventories - - $2,203,890
                Fixed Assets (personal property) - - $3,987,293
                    Deposits/prepaid expenses - - $183,300
                          Liabilities - - <$361,268>


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